UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2006

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

25 Greens Hill Lane, Rutland, VT	05701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (802) 775-0325

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On September 11, 2006 the Audit Committee of the Board of Directors of Casella Waste Systems, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s registered public accounting firm, effective immediately.

PwC’s reports on the Company’s financial statements for the fiscal years ended April 30, 2005 and 2006 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle.  During the fiscal years ended April 30, 2005 and 2006, and through September 11, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years.

During the fiscal years ended April 30, 2005 and 2006, and through September 11, 2006, there were no “reportable events” with respect to the Company as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of the disclosures contained herein and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the preceding statements. A copy of such letter, dated September 14, 2006, is filed as Exhibit 16.1 hereto.

(b) New independent registered public accounting firm

On September 11, 2006 the Audit Committee of the Board of Directors appointed Vitale, Caturano & Company, Ltd. (“Vitale, Caturano”) as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2007. The appointment of Vitale, Caturano will be submitted to the Company’s stockholders for ratification at the Annual Meeting on October 10, 2006.

During the fiscal years ended April 30, 2005 and 2006, and through September 11, 2006, the Company did not consult with Vitale, Caturano with respect to the Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.  Vitale, Caturano audited the results of the Company’s subsidiary Maine Energy Recovery Company, Limited Partnership for the years ended December 31, 2004 and 2005 and the Company’s 401(k) plan for the years ended December 31, 2003 and 2004.

A representative of Vitale, Caturano is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

16.1  Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated September 14, 2006, regarding agreement with the statements made in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: September 15, 2006	By:	/s/ Richard A. Norris
Richard A. Norris, Chief Financial Officer